                                                                   EXHIBIT 10.42


                     AMENDED AND RESTATED CREDIT AGREEMENT


     AMENDED AND RESTATED CREDIT AGREEMENT dated as of February 28, 1999, amending the Credit Agreement dated as of August 26, 1997, as amended by Amendment No. 1 dated as of September 30, 1997, Waiver and Amendment No. 2 dated as of May 12, 1998 and Consent and Amendment No. 3 dated as of October 23, 1998 (the "CREDIT AGREEMENT"), among LAROCHE INDUSTRIES, INC. (the "BORROWER"), the LENDERS party thereto (the "LENDERS") and THE CHASE MANHATTAN BANK, as Administrative Agent (the "ADMINISTRATIVE AGENT").



                             W I T N E S S E T H :


     WHEREAS, the parties hereto desire to amend the Credit Agreement to increase pricing, permit the sale of certain assets, prohibit the payment of any cash dividends, decrease the level of permitted capital expenditures, eliminate the net worth and modify the leverage and interest coverage financial covenants, and make certain related changes, all as more fully set forth below, and to restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement with the amendments specified below;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Defined Terms, References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, from and after the date hereof, refer to the Credit Agreement as amended and restated hereby.

     SECTION 2. Section 1.01. Section 1.01 of the Credit Agreement is amended by

          (a)  amending the definitions of

               (i)  "ADJUSTED BORROWER EBITDA" in its entirety to read as follows:
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         "ADJUSTED BORROWER EBITDA" means, (i) for any period ended on or prior to the Term Drawdown Date or after the date on which JVC becomes a Subsidiary, Borrower Consolidated EBITDA for such period (as restated to include, without duplication. JVC Consolidated EBITDA for such period) and (ii) for any period ended after the Term Drawdown Date and prior to the date on which JVC becomes a Subsidiary, the sum of (1) Borrower Consolidated EBITDA for such period plus
(2) Adjusted JVC EBITDA for such period.

         (ii) "APPLICABLE RATE" by replacing, in the last line of the chart set forth therein, ".75%" with "1.75%", "2.00%" with "3.00%" and "1.75%" with
"2.75%".

         (iii) "LEVERAGE RATIO" so that the last sentence thereof reads in its entirety as follows:

For purposes of determining Borrower Consolidated EBITDA for purpose of determining Adjusted Borrower EBITDA at any time during the fiscal quarter in which a Permitted Acquisition or a disposition which has a material effect on future Borrower Consolidated EBITDA has been made and the three fiscal quarters immediately succeeding such fiscal quarter, Borrower Consolidated EBITDA shall be increased or decreased, as appropriate, for any fiscal quarter which began prior to such Permitted Acquisition or disposition by the amount of Borrower Consolidated EBITDA which the Borrower shall determine would have been attributable to the acquired or disposed of assets for the fiscal quarter most recently ended on or prior to the date of such Permitted Acquisition or disposition, provided that (i) the Administrative Agent shall have consented to the calculation on the basis of which the Borrower determined such amount to be so attributed and (ii) for the fiscal quarter in which the Permitted Acquisition or disposition has occurred, such increase or decrease shall be prorated to reflect only the days during such fiscal quarter prior to the consummation of the Permitted Acquisition or disposition.

         (iv) "PERMITTED ACQUISITION" by inserting after the words "provided that" and before clause (w) the following new clause (v):

         (iv) if, after giving effect to such acquisition, the amount of Indebtedness of the Borrower and its Subsidiaries shall have increased, the Required Lenders shall have consented to such acquisition in their sole discretion;

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     (b)  inserting therein, in proper alphabetical order, the following defined terms:

          "AMENDMENT 4 EFFECTIVE DATE" means the date on which the Amended and Restated Credit Agreement dated as of February 28, 1999, amending this Agreement, became effective.

          "AVAILABLE AMOUNT" means, (i) prior to the earlier of July 15, 1999 or the date on which the purchase of the capital stock of JVC pursuant to the Put/Call Arrangements is consummated, $80,000,000 (the earlier of such dates, the "TRIGGER DATE"), and (ii) on or after the Trigger Date, the Borrowing Base.

          "BORROWING BASE" means, at any date, the amount of the Borrowing Base as of the date of the Borrowing Base Certificate then most recently delivered by the Borrower pursuant to Section 5.01(1) (the "BORROWING BASE DATE"), determined by calculating the sum of (i) 85% of the aggregate amount of Eligible Receivables at the Borrowing Base Date plus (ii) 50% of the aggregate amount of Eligible Inventory at the Borrowing Base Date plus
     (iii) the Facilities Domestic Amount at the Borrowing Base Date plus (iv) the Facilities Foreign Amount at the Borrowing Base Date.

          "BORROWING BASE CERTIFICATE" means a certificate, duly executed by a Financial Officer, appropriately completed and in substantially the form of Exhibit J hereto.

          "ELIGIBLE INVENTORY" means, at any date, the value (determined at the lower of cost or market on a first-in, first-out basis) of all Inventory owned by (and in the possession or under the control of) the Borrower or any Subsidiary Guarantor and located in a jurisdiction in the United Stated of America, as to which appropriate Uniform Commercial Code file search reports have been received and appropriate Uniform Commercial Code financing statements have been filed naming the Borrower or such Subsidiary Guarantor as "DEBTOR" and the Administrative Agent as "SECURED PARTY" and in which the Administrative Agent has a first priority perfected security interest and as to which all representations and warranties in the applicable Security Agreement are true and correct (excluding, however, any such Inventory which is covered by a negotiable document of title or is in transit or has been shipped to a customer, even if on a consignment or "SALE OR RETURN" basis, unless the Required Lenders (in their reasonable judgment) notify the Borrower in writing that any such Inventory may be included in Eligible Inventory); provided that the



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Required Lenders (through the Administrative Agent) may at any time exclude from
Eligible Inventory any type of Inventory which the Required Lenders (in their reasonable judgment) determine to be unmarketable.

     "ELIGIBLE RECEIVABLES" means, at any date, the aggregate of all Receivables at said date due to the Borrower and the Subsidiary Guarantors other than the following (determined without duplication):

     (a) all Receivables which, at the date of issuance of the respective invoice therefor, were payable more than sixty days after such invoice,

     (b) any Receivable due from an account debtor whose principal place of business is located outside of the United States of America unless (i) such Receivable is backed by U.S. Government insurance (in form and substance satisfactory to the Administrative Agent) or a letter of credit (in form and substance satisfactory to the Administrative Agent) issued or confirmed by a bank organized under the laws of the United States of America or a State thereof and having capital and surplus in excess of $500,000,000 (so long as such insurance or such letter of credit has been delivered to the Administrative Agent as additional collateral under the Security Documents) or (ii) such account debtor has previously been approved in writing by the Required Lenders as an eligible foreign account debtor for purposes of this Agreement,

     (c) any Receivable due from an account debtor which the Required Lenders (through the Administrative Agent) have notified the Borrower does not have a satisfactory credit standing (as determined in the reasonable judgment of the Required Lenders),

     (d) any Receivable which remains unpaid for more than ninety days measured from the date of the original issuance of the invoice therefor,

     (e) any Receivables which arise from the delivery of Inventory on a bill-and-hold, sale-or-return or guaranteed sale terms basis,

     (f) all Receivables due from any account debtor if more than 15% of the aggregate amount of the Receivables of such account debtor (exclusive of Receivables described in clause (f) below) have at the time remained unpaid for more than ninety days (measured from the date of the original issuance of the invoice therefor),


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     (g) any Receivable as to which there is any unresolved dispute with or offset or counterclaim by the respective account debtor (but only to the extent of such dispute, offset or counterclaim),

     (h) any Receivable evidenced by an instrument or chattel paper (as defined in Article 9 of the Uniform Commercial Code) not in the possession of the Administrative Agent, or which has been reduced to a judgment,

     (i) if the Receivables due from any account debtor exceed an amount equal to 20% of the aggregate of all Receivables at said date, an amount of such Receivables equal to such excess, and

     (j) any Receivable with respect to which the Administrative Agent does not have a first priority perfected security interest or any of the representations or warranties in the applicable Security Agreement is untrue or incorrect.

     "FACILITIES DOMESTIC AMOUNT" means, at any date, an amount equal to (i) 80% of the sum of the Facility Amounts at such date with respect to the Facilities located in a jurisdiction in the United States of America minus (ii) the aggregate principal amount of Term Loans outstanding on the Amendment 4 Effective Date; provided that the "Facilities Domestic Amount" shall not exceed $60,000,000. It is understood that the Facilities Domestic Amount" shall not be reduced by any exposure of the Borrower or any Subsidiary under Hedging Agreements.

     "FACILITIES FOREIGN AMOUNT" means, at any date, an amount equal to (i) 80% of the sum of the Facility Amounts at such date with respect to the Facilities located in a jurisdiction outside the United States of America, to the extent such Facilities are subject to the Lien of the Collateral Documents (unless the Required Lenders otherwise agree), minus (ii) the aggregate principal or face amount of Indebtedness outstanding on such date of each Foreign Subsidiary that owns any Facility the Facility Amount with respect to which is included in clause (i) of this definition (other than Indebtedness permitted by Section 6.01(iv)); provided that the "Facilities Foreign Amount" shall not exceed $15,000,000. It is understood that the Facilities Foreign Amount shall not be reduced by any exposure of the Borrower or any Subsidiary under Hedging Agreements.

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         "FACILITY" means (i) any real property owned and used by the Borrower or any of its Subsidiaries at Cherokee, Alabama, Seneca, Illinois, Crystal City, Missouri, Geneva, Utah (and, to the extent such real property is owned and used by the IPG Distribution Group, elsewhere in the United States of America), Hoechst, Germany and (from and after the date JVC becomes a Subsidiary) Pont-de-Claix, France (ii) all buildings, fixtures, machinery and equipment owned by such Person and located thereon and (iii) all machinery and equipment owned by the IPG Distribution Group which is located on real property in the United States of America leased to the IPG Distribution Group.

         "FACILITY AMOUNT" means at any date, with respect to any Facility, the orderly liquidation value thereof, as set forth in the appraisal with respect to such Facility delivered by the Borrower pursuant to Section 5.01(m) and approved by the Required Lenders in their sole judgment. The Lenders shall use their good faith efforts to review any such appraisal, and to advise the Borrower whether such appraisal has been approved by them, within five Business Days of receipt thereof.

         "INVENTORY" means inventory (as defined in Article 9 of the Uniform Commercial Code) to the extent comprised of readily marketable materials, products or goods of a type manufactured or consumed by the Borrower or any Subsidiary Guarantor in the ordinary course of business as presently conducted (but excluding work-in-process which is not readily marketable in its current form).

         "RECEIVABLES" means, as at any date, the unpaid portion of the obligation, payable in U.S. Dollars as stated on the respective invoice, of a customer (other than an Affiliate of the Borrower or the U.S. government or any political subdivision or any agency thereof) of the Borrower or any Subsidiary Guarantor in respect of Inventory purchased and shipped, net of any credits, rebates or offsets owed to the respective customer and also, if the Required Lenders (in their reasonable judgment) shall so specify by notice to the Borrower (through the Administrative Agent), net of any commissions payable to third parties.

         "SENIOR LEVERAGE RATIO" means, at the last day of any fiscal quarter, the ratio of (i) Consolidated Senior Indebtedness on such day (other than such Indebtedness consisting of contingent obligations with respect to letters of credit and letters of guarantee) to (ii) Adjusted Borrower EBITDA for the period of our consecutive fiscal quarters ended on such day. For purposes of this definition, "CONSOLIDATED SENIOR INDEBTEDNESS" means Consolidated Indebtedness other than the Senior

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         Subordinated Notes and any other Indebtedness which by its terms is subordinated in right of payment to Indebtedness created under this Agreement on written terms acceptable to the Administrative Agent. For purposes of determining Borrower Consolidated EBITDA for purposes of determining Adjusted Borrower EBITDA at any time during the fiscal quarter in which a Permitted Acquisition has been made and the three fiscal quarters immediately succeeding such fiscal quarter, Borrower Consolidated EBITDA shall be increased for any fiscal quarter which began prior to such Permitted Acquisition by the amount of Borrower Consolidated EBITDA which the Borrower shall determine would have been attributable to the acquired assets for the fiscal quarter most recently ended on or prior to the date of such Permitted Acquisition; provided that (i) the Administrative Agent shall have consented to the calculation on the basis of which the Borrower determined such amount to be so attributed and (ii) for the fiscal quarter in which the Permitted Acquisition has occurred, such increase shall be prorated to reflect only the days during such fiscal quarter prior to the consummation of the Permitted Acquisition.

         (c) deleting the definition of "CONSOLIDATED NET WORTH".

         Section 3. Section 2.01(b). The first sentence of Section 2.01(b) of the Credit Agreement is amended in its entirety to read as follows:

         Subject to the terms and conditions set forth herein, each Lender agrees to make loans to the Borrower from time to time during the Availability Period in an aggregate Dollar Amount that will not result in (i) such Lender's Revolving Credit Exposure exceeding such Lender's Revolving Commitment or (ii) the aggregate Revolving Credit Exposures exceeding the Available Amount.

         Section 4. Section 2.04(b). The numbered clauses at the end of the last sentence of Section 2.04(b) of the Credit Agreement are amended in their entirety to read as follows:

(i) the LC Exposure shall not exceed the least of (x) $30,000,000, (y) the total Revolving Commitments at such time and (z) the Available Amount at such time, and (ii) no more than twenty Letters of Credit shall be outstanding.

         Section 5. Section 2.09(b). (a) Section 2.09(b)(i) of the Credit Agreement is amended to add after the words "Schedule 2.09" in the second proviso to subclause (x) the words "and Asset Sales specified in clause (iv) of
Section 6.03(c), other than the first $15,000,000 of Net Cash Proceeds from the sale of the Alumina Chemicals business unit,"


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
     (b) Section 2.09(b)(ii) of the Credit Agreement is amended to add before the period at the end of the second paragraph thereof the following proviso:

     ; and provided further that the first $15,000,000 of Net Cash Proceeds from the sale of the Alumina Chemicals business unit shall be applied to reduce Revolving Commitments.

     (c) The first sentence of Section 2.09(b)(iii) of the Credit Agreement is amended in its entirety to read as follows:

         (iii) If on the date of any reduction of the Revolving Commitments pursuant to clauses (i) or (ii) of this paragraph the aggregate Revolving Credit Exposure on such date exceeds the aggregate Revolving Commitments on such date as then reduced or the Available Amount (or if the Revolving Commitments have terminated but there is still Revolving Credit Exposure), the Borrower shall apply an amount equal to such excess to prepay the Revolving Loans and cash collateralize Letters of Credit so that after giving effect thereto the Revolving Credit Exposure of each Lender does not exceed its Revolving Commitment as then reduced or its pro rata share of the Available Amount (or until there is no Revolving Credit Exposure).

     SECTION 6. Section 4.03. Section 4.03 of the Credit Agreement is amended to add the following new clause (e) at the end thereof:

     (e) Immediately after giving effect to such Borrowing or such issuance, amendment, renewal or extension, as the case may be, the aggregate Revolving Credit Exposures do not exceed the Available Amount at such date.

     SECTION 7. Section 5.01. Section 5.01 of the Credit Agreement is amended to delete the word "and" at the end of clause (k), reletter clause (l) as clause
(n), and insert in the proper alphabetical order the following clauses (l) and
(m):

         (l)(x) on the date the Available Amount first equals the Borrowing Base, and (y) as soon as available and in any event within (i) ten Business Days after the last day of each calendar month, and (ii) five Business Days after receipt of a request therefor (which may be given from time to time after the occurrence and during the continuation of a Default) from the Required Lenders, a Borrowing Base Certificate as at such day or the date of such request, as the case may be; provided that, in the case of any Borrowing Base Certificate to be delivered pursuant to the foregoing clause
     (ii), Eligible Inventory shall be calculated based on the amount of


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     Eligible Inventory as of the date of the Borrowing Base Certificate most recently delivered pursuant to clause (i), adjusted to reflect the Company's best estimate of changes in Eligible Inventory since the date of such Borrowing Base Certificate;

          (m) on or prior to May 31, 1999, an appraisal of the orderly liquidation value of the fixed assets of the Borrower and its Subsidiaries conducted by Valuation Research Corporation; and

     SECTION 8. Section 5.09. Section 5.09 of the Credit Agreement is amended to add the following clause (d) at the end thereof:

          (d) The Borrower will deliver to the Lenders, (i) in the case of JVC, on or before the date which is 90 days after JVC becomes a Subsidiary, and
     (ii) in the case of all other Foreign Subsidiaries, on or before June 30, 1999, a memorandum (a "FOREIGN COLLATERAL MEMORANDUM"), prepared after consultation with the Administrative Agent, setting forth the stock and assets of Foreign Subsidiaries in which the Borrower proposes to cause to be granted to the Administrative Agent a security interest, taking into account legal issues, tax and other cost considerations and the desire of the Borrower and the Lenders that Foreign Subsidiaries have available to them Indebtedness permitted by clauses (xi) and (xii) of Section 6.01(a). If the Required Lenders consent in writing (and in their sole discretion) to the proposal set forth in a Foreign Collateral Memorandum or consent to an alternative proposal with respect to the relevant Foreign Subsidiaries (any such consent, a "CONSENT"), the Borrower shall cause the security interest described therein to be granted as promptly as practicable and in any event no later than the date which is 45 days after the effective date of such Consent. If the Required Lenders (in their sole discretion) have not given a Consent within 60 days after receipt by the Administrative Agent of the related Foreign Collateral Memorandum, the Required Lenders may by written notice to the Borrower deem the Borrower to have failed to perform the covenant set forth in this paragraph (d), which deemed failure shall constitute an Event of Default.

     SECTION 9. Section 6.01(a). Section 6.01(a)(xi) of the Credit Agreement is amended to replace the number "$10,000,000" with the number "$15,000,000".

     SECTION 10. Section 6.03(c). Section 6.03(c) of the Credit Agreement is amended by replacing the words "and" preceding the designation "(iii)" with a comma and inserting before the period at the end of clause (iii) the following:


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

     , and (iv) the sale of Borrower's interest in Kaiser LaRoche Hydrate Partnership and the Alumina Chemicals business unit, provided that the sale of the Alumina Chemicals business unit is consummated on or prior to the date, and for the consideration, specified by the Borrower to the Lenders in writing on March 17, 1999.

     SECTION 11. Section 6.06(a)(ii). (a) Section 6.06(a)(ii) of the Credit Agreement is amended by adding prior to the comma at the end thereof the following:

     ; provided that the Required Lenders shall have consented to such declaration and payment in their sole discretion

     (b) Section 6.06(a)(v) of the Credit Agreement is amended to replace the words "during the term of this Agreement does not exceed $3,500,000" with the following:

          after February 28, 1999 does not exceed $500,000

     SECTION 12. Section 6.11. The chart set forth in Section 6.11 of the Credit Agreement is amended in its entirety to read as follows:


                    Fiscal Year           Amount
                    -----------           ------

                      1998              $75,000,000
                      1999               55,000,000
                      2000               25,000,000
                      2001               25,000,000
                      2002               25,000,000
                      2003               25,000,000
                      Thereafter         25,000,000;

provided that for any fiscal year during which JVC is a subsidiary, the amount set forth opposite such year shall be $30,000,000 instead of $25,000,000.

     SECTION 13. Section 6.12. The chart set forth in Section 6.12 of the Credit Agreement is amended in its entirety to read as follows:



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               Period                   Ratio
               ------                   -----
               3/01/99 - 5/31/99        12.50:1
               6/01/99 - 8/31/99         9.50:1
               9/01/99 - 11/30/99        9.25:1
               12/01/99 - 2/28/00        3.00:1
               3/01/00 - 5/31/01         4.00:1
               6/01/01 - 5/31/02         3.50:1
               Thereafter                3.25:1

     SECTION 14. Section 6.13. Section 6.13 of the Credit Agreement is amended in its entirety to read as follows:

         SECTION 6.13. Senior Leverage Ratio. At the last day of any fiscal quarter of the Borrower in any period (both dates inclusive) set forth below, the Senior Leverage Ratio will not exceed the ratio set forth below opposite such period.

               Period                   Ratio
               ------                   -----
               3/01/99 - 5/31/99        4.00:1
               6/01/99 - 11/30/99       3.75:1
               12/01/99 - 2/28/00       3.50:1
               Thereafter               3.00:1

     SECTION 15. Section 6.14. Section 6.14 of the Credit Agreement is amended in its entirety to read as follows:

         SECTION 6.14. Interest Coverage Ratio. At the last day of any fiscal quarter of the Borrower in any period (both dates inclusive) set forth below, the Interest Coverage Ratio will not be less than the ratio set forth below opposite such period.

               Period                   Ratio
               ------                   -----
               3/01/99 - 5/31/99        0.40:1
               6/01/99 - 8/31/99        0.20:1
               9/01/99 - 11/30/99       0.55:1
               12/01/99 - 2/28/00       1.00:1
               3/01/00 - 5/31/01        2.50:1
               Thereafter               2.75:1


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

         SECTION 16. Article VII. Clause (d) of Article VII is amended to replace the expression "or 5.08" with the expression ",5.08 or 5.09(d)".

         SECTION 17. Exhibit J. A new Exhibit J is added to the Credit Agreement, to read in its entirety as set forth on Exhibit J hereto.

         SECTION 18. Representations of Borrower. The Borrower represents and warrants that after giving effect to the foregoing provisions of this Amended and Restated Credit Agreement (i) the representations and warranties of the Borrower set forth in Article 3 of the Credit Agreement will be true and correct on and as of the Effective Date (as hereinafter defined) to the same extent as they would be required to be under Section 4.03(b) on the occasion of any Borrowing and (ii) no Default will have occurred and be continuing on such date.

         SECTION 19. Governing Law. This Amended and Restated Credit Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 20. Counterparts. This Amended and Restated Credit Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 21. Effectiveness. This Amended and Restated Credit Agreement shall become effective, and the Credit Agreement shall have been restated to read as set forth in the Credit Agreement with the amendments specified herein, as of the date hereof on the date (the "EFFECTIVE DATE") when the Administrative Agent shall have received (i) from the Borrower, for the account of each Lender which has signed a counterpart hereof on or prior to April 16, 1999, an amendment fee equal to 0.25% of such Lender's aggregate Revolving Credit Exposure and Term Loans on such date, and (ii) from each of the Borrower and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.


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
     IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be duly executed as of the date first above written.

                                   LAROCHE INDUSTRIES INC.

                                   By: _________________________________________
                                       Name:
                                       Title:


                                   THE CHASE MANHATTAN BANK

                                   By: _________________________________________
                                       Name:
                                       Title:


                                   HIBERNIA NATIONAL BANK

                                   By: _________________________________________
                                       Name:
                                       Title:


                                   WACHOVIA BANK, N.A.

                                   By: _________________________________________
                                       Name:
                                       Title:

                                   THE BANK OF NOVA SCOTIA

                                   By: _________________________________________
                                       Name:
                                       Title:


                                   By: _________________________________________
                                       Name:
                                       Title:


                                   PNC BANK, NATIONAL ASSOCIATION

                                   By: _________________________________________
                                       Name:
                                       Title:


                                   AMSOUTH BANK

                                   By: _________________________________________
                                       Name:
                                       Title:


                                   BHF-BANK AKTIENGESELLSCHAFT

                                   By: _________________________________________
                                       Name:
                                       Title:

                                   By: _________________________________________
                                       Name:
                                       Title:

                                   COMERICA BANK

                                   By: _________________________________________
                                       Name:
                                       Title:


                                   NATIONAL BANK OF CANADA

                                   By: _________________________________________
                                       Name:
                                       Title:

                                   By: _________________________________________
                                       Name:
                                       Title:


                                   PARIBAS

                                   By: _________________________________________
                                       Name:
                                       Title:

                                   By: _________________________________________
                                       Name:
                                       Title:

                                                                       EXHIBIT J

                      [Form of Borrowing Base Certificate]

                           BORROWING BASE CERTIFICATE

         Reference is made to the Amended and Restated Credit Agreement dated as of February 28, 1999, amending the Credit Agreement dated as of August 26, 1997, as amended by Amendment No. 1 dated as of September 30, 1997, Waiver and Amendment No. 2 dated as of May 12, 1998 and Consent and Amendment No. 3 dated as of October 23, 1998 (as modified and supplemented and in effect from time to time, the "CREDIT AGREEMENT") among LaRoche Industries Inc. (the "COMPANY"), the lenders party thereto named therein, and The Chase Manhattan Bank, as administrative agent for said lenders. Terms defined in the Credit Agreement are used herein as defined therein.

         Pursuant to Section 5.01(1) of the Credit Agreement, the undersigned, a Financial Officer of the Company, hereby certifies that, to the best of [his/her] knowledge, attached hereto as Annex 1 is a true and accurate calculation of the Borrowing Base as at the [monthly/weekly] accounting period ended __________________, ____ determined in accordance with the requirements of the Credit Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed as of the ___ day of _________, ____.




                                             ----------------------------------
                                             Name:

                                             Title:

                                                                         ANNEX 1


                           Borrowing Base Certificate

                            LaRoche Industries Inc.
                           Borrowing Base Certificate
                                Omitted (000's)

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Gross Receivables - beginning balance
  period ended ______________, __________                   _____________

Rebates, credits and offsets                                _____________

Receivables from Affiliates                                 _____________

Governmental Receivables                                    _____________

Net Receivables - beginning balance
  period ended ______________, __________                   _____________

Plus: total sales for period                                _____________

Less: total cash receipts for period                        _____________

    total credits for period (returns and
    allowances)                                             _____________

    total increase (decrease) in offsets for
    period                                                  _____________

    total other adjustments for period (+/-)
    (details attached) including rebates
    and credits                                             _____________

Net Receivables - ending balance
  period ended ______________, ___________                  _____________

Less: ineligible Receivables at period end
      (determined pursuant to definition of
      Eligible Receivables in Credit
      Agreement, without duplication):


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

Receivables over 60 days original
terms                                                 __________

Export Receivables without acceptable
letters of credit or US Govt insurance
delivered to the Administrative Agent as
collateral and not otherwise approved by
Required Lenders                                      __________

Receivables from debtors with
unsatisfactory credit standing (as
determined by Required Lenders)                       __________

Receivables remaining unpaid over 90
days from invoice date                                __________

Receivables arising from delivery of
Inventory on bill-and-hold, sale-or-return or
guaranteed sale basis                                 __________

Receivables from debtors with excess of
15% of balances past 90 days from invoice
date (exclusive of Receivables subject to
dispute)                                              __________

Receivables subject to dispute, offset or
counterclaim                                          __________

Receivables evidenced by instruments
or chattel paper not in the possession of
Administrative Agent or which has been
reduced to a judgment                                 __________

Receivables from any debtor to extent they
exceed 20% of aggregate of all Receivables            __________

Receivables as to which Administrative
Agent does not have first priority perfected
security interest or representations and
warranties are untrue or incorrect                    __________

Total ineligible Receivables                          __________

Total Eligible Receivables                            __________

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
Inventory at lower of cost or market (using first-in-first-out-basis) owned by the
Company, located in United States, and
covered by appropriate filings (from
attached schedule):

Beginning period Inventory balance
____________, ______                                       _____________

Ending period Inventory balance
____________, ______                                       _____________

Less:  ineligible Inventory at period end
       (determined pursuant to definition
       of Eligible Inventory in Credit
       Agreement):

Inventory not located in U.S.                              _____________

Inventory as to which Administrative Agent
does not have first priority perfected
security interest or representation and
warranties are untrue                                      _____________

Inventory covered by negotiable document
of title                                                   _____________

Inventory in transit or shipped to customers               _____________

Inventory determined to be unmarketable                    _____________

Total Eligible Inventory                                   _____________

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Facilities in U.S.:

     Cherokee, Alabama                                     _____________

     Seneca, Illinois                                      _____________

     Crystal City, Missouri                                _____________

     Geneva, Utah                                          _____________

     other IPG sites                                       _____________

80% of sum of Facility Amounts                             _____________


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
Less: Ending period Term Loans Balance                ________

Subtotal

Facilities Domestic Amount:

Lesser of Subtotal and $60 million                    ________

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Facilities outside U.S.:

     Hoechst, Germany                                  ________

     Pont-de-Claix, France (if JVC is a
     Subsidiary)                                       ________

80% of sum of Facility Amounts                         ________

Less:  Ending period Indebtedness of
       relevant Foreign Subsidiaries                   ________

Subtotal                                               ________

Facilities Foreign Amount:                             ________

Lesser of Subtotal and $20 million                     ________

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Borrowing Base:

85% of Eligible Receivables                            ________

Plus: 50% of Eligible Inventory

Plus: Facilities Domestic Amount                       ________

Plus: Facilities Foreign Amount                        ________

Borrowing Base:                                        ________

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Revolving Loans Balance
Period begin ___________, ____                         ________

advances for period                                    ________

reductions for period                                  ________

other adjustments (+/-)                                ________


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

Revolving Loans Balance
Period end __________, ____                           __________

Total outstandings                                    __________

Availability (overadvance)                            __________

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
                               Inventory Schedule

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                                                      Unit
                                                      Cost
                                       Quantity       Cents/    Value   Eligible
                                       M Units        Unit      M$         M$
                                       --------       ------    -----   --------

Finished Product
Inventory
----------------

Location/product/unit

Total fin. prod. inv

Raw Material Inventory
----------------------

Location/product/unit

Total raw materials inv.

Inventory Value - M$
--------------------

Finished product inventory

Raw materials inventory

All inventory set forth above was produced in compliance with the requirements of the Fair Labor Standards Act, as amended.

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